EXHIBIT 31.1

   CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO RULE 13A-14 OR 15D-14 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
       ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Len De Melt, certify that:

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1  I have reviewed this Quarterly Report on Form 10-Q of Dana Resources
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2  Based  on  my  knowledge,  this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements  made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3  Based on my knowledge, the financial  statements, and other financial information included in this report, fairly present in all material respects the financial condition,  results  of  operations and cash flows of the Registrant as of, and for, the periods presented in this report.

4  I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e)
   and 15d-15(e)) and internal control over financial reporting  (as  defined  in Exchange Act Rules 13a-15(f) and 15(d)-15(f)) for
   the Registrant and have:

   a  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including  its  consolidated  subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

   b  Designed  such  internal  control  over  financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide  reasonable  assurance  regarding  the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

   c  Evaluated  the  effectiveness  of the Registrant's disclosure controls and procedures  and  presented  in  this  report  our conclusions about the effectiveness  of  the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

   d  Disclosed in this report any change in the  Registrant's  internal control over financial reporting that occurred during the period covered by the quarter report that has materially affected,  or  is  reasonably  likely  to  materially  affect,  the
      Registrant's internal control over financial reporting.

5. I have disclosed, based on my most recent evaluation of internal control over  financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

   a  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which  are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

   b  Any fraud,  whether  or  not  material,  that  involves  management  or  other  employees who have a significant role in the
      Registrant's internal control over financial reporting.
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By: /s/ Len De Melt
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Len De Melt
President, Chief Executive Officer,
Chief Financial Officer

May 20, 2008